ALLIANCE COUNTERPOINT FUND

ANNUAL REPORT
SEPTEMBER 30, 1995

ALLIANCECAPITAL
MUTUAL FUNDS WITHOUT THE MYSTERY.



LETTER TO SHAREHOLDERS                               ALLIANCE COUNTERPOINT FUND
_______________________________________________________________________________

November 8, 1995

Dear Shareholder:

We are pleased to provide you with an update of Alliance Counterpoint Fund's performance and investment activity for the fiscal year ended September 30, 1995. The following table compares the Fund's total returns over the twelve and six months with that of the overall U.S. stock market, represented by the unmanaged S&P 500-stock Index, and with the Russell 1000 Growth Stock Index, also unmanaged, which measures the performance of the 1,000 largest U.S. companies by market capitalization:


                              Twelve Months     Six Months
                               Through September 30, 1995
                              ----------------------------
  ALLIANCE COUNTERPOINT FUND
    Class A                       +30.87%        +19.99%
    Class B                       +29.94%        +19.57%
    Class C                       +29.99%        +19.63%

  S&P 500 INDEX                   +29.64%        +18.19%
  RUSSELL 1000                    +30.01%        +19.17%


The Fund's total returns are based on the net asset values of each class of shares as of September 30; additional investment results appear on page 3. Also provided on page 4 is a chart that shows the performance of a hypothetical $10,000 initial investment in Alliance Counterpoint Fund Class A shares over a ten-year period through the end of September.

PORTFOLIO ACTIVITY
The last twelve months has obviously been a period of strong returns for the U.S. equity market and Alliance Counterpoint Fund has produced equally strong returns for its shareholders.

During the period under review, we have continued to focus on our investment strategy of buying quality growth stocks which may be either out of favor or undervalued at the time of purchase. Several new holdings were added to the portfolio including Microsoft, Intuit, Philip Morris, United Healthcare, Bristol Myers and Home Depot.

The Fund's purchase of MICROSOFT was made since we last reported to you in the spring. Microsoft had come under pressure as a result of various pending legal battles the company had with the U.S. Department of Justice. We purchased the stock in the midst of these troubles and the price has since increased significantly. The Justice Department's investigation centered on antitrust issues associated with Microsoft's proposed acquisition of Intuit. INTUIT develops and markets a broad range of personal and commercial financial software for use on personal computers. It is the dominant provider of these products and, as such, an attractive acquisition for Microsoft. Due to the legal issues, however, Microsoft subsequently withdrew its proposed acquisition offer. When Intuit's stock dropped sharply on this announcement we bought shares for the Fund since we believe that the long-term prospects for Intuit are outstanding.

PHILIP MORRIS, which was a very profitable holding for your Fund in years past, was also purchased in the last six months. Through the efforts of new management, Philip Morris has revitalized its growth and initiated a program of significant share repurchases and dividend increases.

In health care we purchased two new holdings in the last six months: UNITED HEALTHCARE and BRISTOL MYERS. United Healthcare is one of the country's largest owners of health maintenance organizations ('HMOs'). The stock came under pressure because of price competition and questions regarding a large acquisition. It is one of the best-managed companies in this fast growing business and we believe it can successfully manage the cost and price pressures that are prevalent in the current health care environment. Like many pharmaceutical companies Bristol Myers has been out of favor for several years. We believe it represents an attractive long-term opportunity which may be enhanced by new drug development or possibly a restructuring. Bristol Myers is currently selling at a below-market price earnings multiple with a 4% yield and a strong balance sheet.

In the retail sector we purchased shares of HOME DEPOT, the preeminent home improvement retailer with opera-


1



                                                     ALLIANCE COUNTERPOINT FUND
_______________________________________________________________________________

tions in 28 states. This company has had an outstanding record of growth but is currently out-of-favor, as are most other retailers. We anticipate that Home Depot will continue to grow at a rapid pace and that investor sentiment for this company should improve.

TOP HOLDINGS
On September 30, your Fund's ten largest holdings were in the following high-quality companies: Intel, Motorola, Progressive, Morgan Stanley, Stryker, Viacom, Invacare, Abbott Labs, Walt Disney and Gillette. These companies represent about 40% of the portfolio's total net assets. Another 22% of the assets are in the financial services sector, 18% is in the health care sector and 14% is in the technology sector.

It is our belief that Alliance Counterpoint Fund's investment strategy of buying and holding high-quality growth companies should continue to generate above-average investment returns for its shareholders. We appreciate your investment in the Fund and look forward to reporting its progress to you again in 1996.

Sincerely,

John D. Carifa
Chairman and President

Peter W. Adams
Executive Vice President

David P. Handke, Jr.
Vice President


2



INVESTMENT RESULTS                                   ALLIANCE COUNTERPOINT FUND
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF
SEPTEMBER 30, 1995


CLASS A SHARES
                                  WITHOUT         WITH
                               SALES CHARGE   SALES CHARGE
                               ------------   ------------
 . One Year                        +30.87%        +25.32%
 . Five Years                      +16.25%        +15.25%
 . Ten Years                       +14.56%        +14.06%

CLASS B SHARES
                                  WITHOUT         WITH
                               SALES CHARGE   SALES CHARGE
                               ------------   ------------
 . One Year                        +29.94%        +25.94%
 . Since Inception*                +14.21%        +13.52%

CLASS C SHARES
 . One Year                        +29.99%
 . Since Inception*                +14.25%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); Class C shares are not subject to front-end or contingent deferred sales charges. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception: 5/3/93, Class B and Class C.


3



                                                     ALLIANCE COUNTERPOINT FUND
_______________________________________________________________________________

ALLIANCE COUNTERPOINT FUND
GROWTH OF A $10,000 INVESTMENT:
9/30/85 TO 9/30/95

This chart illustrates the total value of an assumed investment in Alliance Counterpoint Fund Class A shares after deducting the maximum 4.25% sales charge, and with dividends and capital gains reinvested. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Growth Stock Index represents the performance of the largest U.S. companies by market capitalization.

The unmanaged Standard and Poor's 500-stock index includes 500 U.S. stocks. It is a common measure of the performance of the overall U.S. stock market.

When comparing Alliance Counterpoint Fund to the two indices shown above, you should note that the Fund's performance reflects the maximum sales charge of 4.25% while no such charges are reflected in the performance of the indices.


4



TEN LARGEST HOLDINGS
SEPTEMBER 30, 1995                                   ALLIANCE COUNTERPOINT FUND
_______________________________________________________________________________

COMPANY                                       VALUE     PERCENT OF NET ASSETS
-----------------------------------------------------------------------------
Intel Corp.                               $ 2,104,375            4.8%
Motorola, Inc.                              2,062,125            4.7
Progressive Corp.                           2,013,750            4.6
Morgan Stanley Group, Inc.                  1,634,125            3.7
Stryker Corp.                               1,631,875            3.7
Viacom, Inc.                                1,592,000            3.6
Invacare Corp.                              1,584,000            3.6
Abbott Laboratories                         1,577,125            3.6
Walt Disney Co.                             1,549,125            3.5
Gillette Co.                                1,524,000            3.5
                                          $17,272,500           39.3%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED SEPTEMBER 30, 1995

                                                      SHARES*
-------------------------------------------------------------------------
PURCHASES                                      BOUGHT    HOLDINGS 9/30/95
---------------------------------------        ------    ----------------
AirTouch Communications, Inc.                  19,000         19,000
Bristol-Myers Squibb Co.                       12,000         12,000
General Motors Corp. CL.E                      10,000         10,000
Home Depot, Inc.                               20,000         20,000
Intuit, Inc.*                                   7,000         14,000
Microsoft Corp.                                 6,000         12,000
Philip Morris Cos., Inc.                       14,000         14,000
Stryker Corp.                                   7,000         35,000
Tele-Communications, Inc.                      23,000         23,000
United Healthcare Corp.                        20,000         20,000


SALES                                           SOLD     HOLDINGS 9/30/95
---------------------------------------        ------    ----------------
AT&T Corp.                                      9,000             -0-
Bandag, Inc.                                    9,000             -0-
Gannett Co., Inc.                              12,000             -0-
Key Corp.                                      30,000             -0-
LIN Broadcasting Corp.                         10,000             -0-
Morgan Stanley Group, Inc.                      7,000         17,000
Northern Trust Corp.                           12,000         27,000
Time Warner, Inc.                              21,000         10,000
Turner Broadcasting Systems, Inc., Cl.B        35,000             -0-
United States Cellular Corp.                   25,000             -0-


*  Adjusted for stock splits.


5



PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995                                   ALLIANCE COUNTERPOINT FUND
_______________________________________________________________________________

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
COMMON STOCKS-98.9%
CONSUMER PRODUCTS & SERVICES-57.4%
AUTO & RELATED-2.4%
Allen Group, Inc.                                16,000     $  580,000
General Motors Corp. Cl.E                        10,000        455,000
                                                             1,035,000

BROADCASTING & CABLE-15.2%
Cellular Communications, Inc.*                   26,500      1,424,375
Comcast Corp. Cl.A (SPL)                         55,000      1,100,000
LIN Television Corp.*                            12,000        372,000
News Corp., Ltd.                                 43,000        946,000
Tele-Communications, Inc.*                       23,000        615,250
United International Holdings Co. Cl. A*         35,000        647,500
Viacom, Inc.*                                    32,000      1,592,000
                                                             6,697,125

COSMETICS-3.5%
Gillette Co.                                     32,000      1,524,000

DRUGS, HOSPITAL SUPPLIES & MEDICAL SERVICES-17.7%
Abbott Laboratories                              37,000      1,577,125
Bristol-Myers Squibb Co.                         12,000        874,500
Invacare Corp.                                   33,000      1,584,000
Merck & Co., Inc.                                20,000      1,120,000
Stryker Corp.                                    35,000      1,631,875
United Healthcare Corp.                          20,000        977,500
                                                             7,765,000

ENTERTAINMENT & LEISURE TIME-4.4%
Time Warner, Inc.                                10,000        397,500
Walt Disney Co.                                  27,000      1,549,125
                                                             1,946,625

FOOD, BEVERAGES & TOBACCO-9.8%
PepsiCo, Inc.                                    26,000     $1,326,000
Philip Morris Cos., Inc.                         14,000      1,169,000
UST, Inc.                                        20,000        572,500
Wrigley (Wm.) Jr. Co.                            25,000      1,262,500
                                                             4,330,000

RESTAURANTS & LODGING-2.6%
McDonald's Corp.                                 30,000      1,147,500
RETAILING-1.8%
Home Depot, Inc.                                 20,000        797,500
                                                            25,242,750

FINANCIAL SERVICES-21.7%
BANKING & CREDIT-5.6%
MBNA Corp.                                       30,000      1,248,750
Northern Trust Corp.                             27,000      1,242,000
                                                             2,490,750

BROKERAGE-3.7%
Morgan Stanley Group, Inc.                       17,000      1,634,125

INSURANCE-7.7%
American International Group, Inc.               16,000      1,360,000
Progressive Corp.                                45,000      2,013,750
                                                             3,373,750

MORTGAGE-4.7%
Charter One Financial, Inc.                      35,000      1,032,500
Federal National Mortgage Assn.                  10,000      1,035,000
                                                             2,067,500
                                                             9,566,125

TECHNOLOGY-13.5%
COMPUTER SOFTWARE & SERVICES-4.0%
Intuit, Inc.*                                    14,000        658,000
Microsoft Corp.*                                 12,000      1,086,000
                                                             1,744,000


6



COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
SEMI-CONDUCTORS & RELATED-9.5%
Intel Corp.                                      35,000     $2,104,375
Motorola, Inc.                                   27,000      2,062,125
                                                             4,166,500
                                                             5,910,500

BASIC INDUSTRIES-3.3%
ELECTRICAL EQUIPMENT-1.9%
General Electric Co.                             13,000        828,750

OIL & GAS-1.4%
Royal Dutch Petroleum Co.                         5,000        613,750
                                                             1,442,500


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)         VALUE
----------------------------------------------------------------------
UTILITIES-3.0%
TELEPHONE-3.0%
AirTouch Communications, Inc.*                   19,000    $   581,875
ALLTEL Corp.                                     25,000        746,875
                                                             1,328,750

Total Common Stocks
  (cost $27,369,321)                                        43,490,625

COMMERCIAL PAPER-1.5%
American Express Co.
  5.75%, 10/02/95
  (amortized cost $634,899)                        $635        634,899

TOTAL INVESTMENTS-100.4%
  (cost $28,004,220)                                        44,125,524
Other assets less liabilities-(0.4%)                          (155,119)

NET ASSETS-100%                                            $43,970,405


*  Non-income producing security.
   See notes to financial statements.


7



STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995                                   ALLIANCE COUNTERPOINT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $28,004,220)            $44,125,524
  Cash                                                                   12,575
  Receivable for investment securities sold                             199,643
  Dividends receivable                                                   70,648
  Receivable for shares of beneficial interest sold                      31,977
  Total assets                                                       44,440,367

LIABILITIES
  Payable for investment securities purchased                           279,375
  Payable for shares of beneficial interest redeemed                     44,654
  Advisory fee payable                                                   26,549
  Distribution fee payable                                               12,211
  Accrued expenses                                                      107,173
  Total liabilities                                                     469,962

NET ASSETS                                                          $43,970,405

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                                 $23,283
  Additional paid-in capital                                         22,161,327
  Accumulated net realized gain                                       5,664,491
  Net unrealized appreciation of investments                         16,121,304
                                                                    $43,970,405

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($40,814,514/
    2,157,860 shares of beneficial interest issued and outstanding)      $18.91
  Sales charge-4.25% of public offering price                               .84
  Maximum offering price                                                 $19.75

  CLASS B SHARES
  Net asset value and offering price per share ($2,490,869/
    134,563 shares of beneficial interest issued and outstanding)        $18.51

  CLASS C SHARES
  Net asset value, redemption and offering price per share ($665,022/
    35,892 shares of beneficial interest issued and outstanding)         $18.53


See notes to financial statements.


8



STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1995                        ALLIANCE COUNTERPOINT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $5,787)   $545,126
  Interest                                                13,535   $   558,661

EXPENSES
  Advisory fee                                           304,705
  Distribution fee - Class A                             116,813
  Distribution fee - Class B                              11,989
  Distribution fee - Class C                               4,909
  Administrative                                         142,812
  Audit and legal                                         88,950
  Custodian                                               66,952
  Registration                                            59,315
  Transfer agency                                         52,623
  Trustees' fees                                          32,474
  Printing                                                32,266
  Miscellaneous                                           19,191
  Total expenses                                                       932,999
  Net investment loss                                                 (374,338)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                   5,764,023
  Net change in unrealized appreciation of investments               5,516,315
  Net gain on investments                                           11,280,338

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $10,906,000


See notes to financial statements.


9



STATEMENT OF CHANGES IN NET ASSETS                   ALLIANCE COUNTERPOINT FUND
_______________________________________________________________________________

                                                      YEAR ENDED    YEAR ENDED
                                                        SEP. 30,     SEP. 30,
                                                          1995          1994
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                                $  (374,338)  $  (232,082)
  Net realized gain on investments                     5,764,023     6,398,156
  Net change in unrealized appreciation
    of investments                                     5,516,315    (9,126,084)
  Net increase(decrease) in net assets
    from operations                                   10,906,000   (2,960,010)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                           (6,017,059)   (8,811,714)
    Class B                                              (66,236)      (34,271)
    Class C                                              (63,528)      (47,987)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net decrease                                        (4,446,178)  (12,206,038)
  Total increase (decrease)                              312,999   (24,060,020)

NET ASSETS
  Beginning of year                                   43,657,406    67,717,426
  End of year                                        $43,970,405   $43,657,406


See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995                                   ALLIANCE COUNTERPOINT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Counterpoint Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and asked price at the regular close of the New York Stock Exchange. Over-the-counter securities not traded on national securities exchanges are valued at the mean of the closing bid and asked price. Securities which mature in 60 days or less are valued at amortized cost which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their resale) are valued at their fair value as determined in good faith by the Board of Trustees.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income, including amortization for premium and discount, is accrued daily. Security transactions are accounted for on the date the securities are purchased or sold. Security gains and losses are determined on the identified cost basis.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

5. RECLASSIFICATION OF NET ASSETS
As the Fund may not utilize net operating losses in future periods for tax purposes, the Fund reclassified net operating losses of $374,338 to additional paid-in capital at September 30, 1995. This reclassification had no effect on net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P., (the 'Adviser') an advisory fee at an annual rate of
 .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)            ALLIANCE COUNTERPOINT FUND
_______________________________________________________________________________

imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. No reimbursement was required for the year ended September 30, 1995. Pursuant to the advisory agreement, the Fund paid $142,812 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended September 30, 1995.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Service Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $34,260 for the year ended September 30, 1995.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received sales charges of $1,343 from the sale of Class A shares and $5,325 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended September 30, 1995.

Brokerage commissions paid on securities transactions for the year ended September 30, 1995 amounted to $57,130 none of which was paid to affiliated brokers.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $369,497 and $193,244, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Total purchases and sales of investment securities (excluding short-term investments) aggregated $12,273,345 and $23,477,798, respectively, for the year ended September 30, 1995. At September 30, 1995, the cost of securities for federal income tax purposes was $28,058,500. Accordingly, gross unrealized appreciation of investments was $16,213,183 and gross unrealized depreciation of investments was $146,159, resulting in net unrealized appreciation of $16,067,024.


12



                                                     ALLIANCE COUNTERPOINT FUND
_______________________________________________________________________________

NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $.01 par value shares of beneficial interest authorized, designated Class A, Class B and Class C shares. Transactions in shares of beneficial interest were as follows:


                                   SHARES                    AMOUNT
                         ------------------------  ----------------------------
                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                           SEP. 30,      SEP. 30,     SEP., 30,      SEP. 30,
                             1995          1994          1995          1994
                         ----------  ------------  -------------  -------------
CLASS A
Shares sold                170,232       230,472   $  2,678,638   $  4,094,191
Shares issued in
  reinvestment of
  distributions            372,182       427,840      5,236,597      7,615,558
Shares redeemed           (876,701)   (1,390,350)   (14,198,393)   (24,619,455)
Net decrease              (334,287)     (732,038)  $ (6,283,158)  $(12,909,706)

CLASS B
Shares sold                222,071        36,284   $  3,610,291   $    656,549
Shares issued in
  reinvestment of
  distributions              3,246         1,211         44,952         21,430
Shares redeemed           (121,879)      (12,139)    (1,993,362)      (220,299)
Net increase               103,438        25,356   $  1,661,881   $    457,680

CLASS C
Shares sold                 31,314        19,402   $    514,912   $    354,646
Shares issued in
  reinvestment of
  distributions              2,218         1,288         30,739         22,802
Shares redeemed            (22,328)       (7,610)      (370,552)      (131,460)
Net increase                11,204        13,080   $    175,099   $    245,988


13



FINANCIAL HIGHLIGHTS                                 ALLIANCE COUNTERPOINT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                      CLASS A
                                               ---------------------------------------------------------
                                                              YEAR ENDED SEPTEMBER 30,
                                               ---------------------------------------------------------
                                                   1995      1994        1993        1992        1991
                                               ----------- ---------   ---------   ---------   ---------
Net asset value, beginning of year              $17.14      $20.89      $19.45      $19.08      $15.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                      (.15)(d)    (.10)       (.01)        .13         .17
Net realized and unrealized gain (loss)
  on investments                                  4.54        (.82)       2.60        1.76        4.92
Net increase (decrease) in net asset value
  from operations                                 4.39        (.92)       2.59        1.89        5.09

LESS: DISTRIBUTIONS
Dividends from net investment income                -0-         -0-       (.04)       (.16)       (.20)
Distributions from net realized gains            (2.62)      (2.83)      (1.11)      (1.36)       (.99)
Total dividends and distributions                (2.62)      (2.83)      (1.15)      (1.52)      (1.19)
Net asset value, end of year                    $18.91      $17.14      $20.89      $19.45      $19.08

TOTAL RETURN
Total investment return based on
  net asset value (a)                            30.87%      (4.91)%     13.76%      10.76%      35.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)        $40,815     $42,712     $67,356     $70,876     $59,690
Ratio of expenses to average net assets           2.28%       1.94%       1.79%       1.62%       1.64%
Ratio of net investment income (loss)
  to average net assets                           (.89)%      (.43)%      (.04)%       .79%       1.02%
Portfolio turnover rate                             30%         25%         48%         39%         38%


See footnote summary on page 16.


14



                                                     ALLIANCE COUNTERPOINT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                                                       CLASS B
                                        ---------------------------------------
                                                                 MAY 3, 1993(B)
                                                                       TO
                                        YEAR ENDED SEPTEMBER 30,  SEPTEMBER 30,
                                        ------------------------  -------------
                                             1995        1994        1993
                                        -------------- ---------  -------------
Net asset value, beginning of period        $16.94      $20.82      $18.51

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                           (.27)(d)    (.08)       (.07)
Net realized and unrealized gain (loss)
  on investments                              4.46        (.97)       2.38
Net increase (decrease) in net asset
  value from operations                       4.19       (1.05)       2.31

LESS: DISTRIBUTIONS
Distributions from net realized gains        (2.62)      (2.83)         -0-
Net asset value, end of period              $18.51      $16.94      $20.82

TOTAL RETURN
Total investment return based on
  net asset value (a)                        29.94%      (5.63)%     12.48%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $2,491        $527        $120
Ratio of expenses to average net assets       3.05%       2.73%       3.35%(c)
Ratio of net investment loss to average
net assets                                   (1.64)%     (1.17)%     (1.60)%(c)
Portfolio turnover rate                         30%         25%         48%


See footnote summary on page 16.


15



FINANCIAL HIGHLIGHTS (CONTINUED)                     ALLIANCE COUNTERPOINT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                                                       CLASS C
                                        ---------------------------------------
                                                                 MAY 3, 1993(B)
                                                                       TO
                                        YEAR ENDED SEPTEMBER 30,  SEPTEMBER 30,
                                        ------------------------  -------------
                                             1995        1994        1993
                                        -------------- ---------  -------------
Net asset value, beginning of period        $16.95      $20.83      $18.51

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                           (.26)(d)    (.14)       (.05)
Net realized and unrealized gain (loss)
  on investments                              4.46        (.91)       2.37
Net increase (decrease) in net asset
  value from operations                       4.20       (1.05)       2.32

LESS: DISTRIBUTIONS
Distributions from net realized gains        (2.62)      (2.83)         -0-
Net asset value, end of period              $18.53      $16.95      $20.83

TOTAL RETURN
Total investment return based on
  net asset value (a)                        29.99%      (5.62)%     12.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $665        $418        $242
Ratio of expenses to average net assets       2.99%       2.66%       3.22%(c)
Ratio of net investment loss to average
net assets                                   (1.60)%     (1.11)%     (1.34)%(c)
Portfolio turnover rate                         30%         25%         48%


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(b)  Commencement of distribution.

(c)  Annualized.

(d)  Based on average shares outstanding.


16



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                 ALLIANCE COUNTERPOINT FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES ALLIANCE COUNTERPOINT FUND
We have audited the accompanying statement of assets and liabilities of Alliance Counterpoint Fund (the 'Fund'), including the portfolio of investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Counterpoint Fund at September 30, 1995, the results of its operations for the year then ended the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

Ernst &Young LLP

New York, New York
November 3, 1995


17



BOARD OF TRUSTEES
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
HENRY UGARTE (1)

OFFICERS
PETER W. ADAMS, EXECUTIVE VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
ALBERT J. DEGULIS, VICE PRESIDENT
DAVID P. HANDKE, JR., VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
PATRICK J. FARRELL, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


18



ALLIANCE COUNTERPOINT FUND
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCECAPITAL

MUTUAL FUNDS WITHOUT THE MYSTERY.
THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

CPTAR